UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 833-7742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02.                                      ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On January 19, 2005, EFJ, Inc. (the “Registrant”) issued a press release announced that it has appointed Ellen O. O’Hara to the position of president and chief operating officer of its E.F. Johnson Company subsidiary effective February 1, 2005.  A copy of the Employment Agreement is attached as exhibit 99.2.  In this new position, Ms. O’Hara will report to Michael E. Jalbert, the Registrant’s President and Chief Executive Officer.  A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.                                      EXHIBITS.

(c) The following is a list of the exhibits filed herewith.

99.1 Press release issued on January 19, 2005 entitled “O’Hara Named President of EFJohnson”

99.2  Agreement between Ellen O. O’Hara and E.F. Johnson Company, Inc. dated January 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: January 19, 2005	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release issued on January 19, 2005 entitled “O’Hara Named President of EFJohnson”

99.2	Agreement between Ellen O. O’Hara and E.F. Johnson Company, Inc. dated January 6, 2005.